SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 30, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                        0-21527                   06-1276882
     --------                        -------                   ----------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check  the   appropriate   box  below  if  the  Form  8-K  is  intended  to
simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 8.01. Other Events.

On November 30, 2004, Vertrue Incorporated (the "Company") completed the previously announced acquisition of certain of the assets of Bargain Network Inc. ("Bargain"), a privately held provider of premier pricing services for homes, vehicles and consumer durables. Bargain will be operated as a wholly-owned subsidiary of the Company. The Company has agreed to pay $27 million in cash, plus the payment of certain liabilities in the amount of $5.5 million. The purchase price is subject to certain adjustments and excludes fees and expenses. In addition, the Company has agreed to pay additional amounts in 2005 if certain milestones are achieved. A copy of the press release is attached as exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     99.1    Press release dated December 2, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               VERTRUE INCORPORATED
                               (Registrant)


Date:  December 2, 2004
                              By: /s/ Gary A. Johnson
                                  ------------------------------------
                                  NAME: Gary A. Johnson
                                  TITLE: President and Chief Executive Officer